UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 5, 2013

First Citizens Banc Corp

(Exact name of Registrant as specified in its charter)

Ohio	0-25980	34-1558688
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	( IRS Employer Identification No.)

100 East Water Street, P.O. Box 5016, Sandusky, Ohio 44870

(Address of principle executive offices)

Registrant’s telephone number, including area code: (419) 625-4121

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

First Citizens Banc Corp announced today preliminary unaudited earnings for the first quarter of 2013 of $1,913,000, or $0.21 per common share after payment of preferred dividends. This compares to first quarter 2012 earnings of $1,293,000 or $0.13 per common share after payment of preferred dividends.

Item 8.01. Other Events.

The Board of Directors of First Citizens Banc Corp, Sandusky, Ohio has approved a quarterly dividend of $.04 per common share to shareholders of record April 16, 2013, payable May 1, 2013.

First Citizens Banc Corp’s affiliated companies are The Citizens Banking Company, First Citizens Insurance Agency Inc., First Citizens Investments, Inc., First Citizens Capital LLC, Water Street Properties and FC Refund Solutions, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Citizens Banc Corp
(Registrant)

Date: April 5, 2013	/s/ Todd A. Michel
Todd A. Michel,
Senior Vice President & Controller